Exhibit 10.1

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Forms S-8 Nos. 33-64208 and 333-10622) pertaining to the 1992 Stock Option and Incentive Plan of Sapiens International Corporation N.V., of our report dated February 9, 2004, with respect to the consolidated financial statements of Sapiens International Corporation N.V. included in this Annual Report (Form 20-F) for the year ended December 31, 2003.

Yours truly,

/s/ KOST FORER GABBAY& KASIERER

June 10, 2004

KOST FORER GABBAY & KASIERER

Tel-Aviv, Israel

A Member of Ernst & Young Global

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